UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 20, 2007
Date of earliest event reported: December 20, 2007

BIOGOLD FUELS CORPORATION
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-1381192 (Commission File Number)	1800 Century Park East, Suite 600 Los Angeles, CA 90067 (Address of Principal Executive Offices and zip code)	20-5609647 (IRS Employer Identification No.)

(310) 556-0025
(Registrant's telephone
number, including area code)

CAB-TIVE ADVERTISING, INC.
(Former Name of Registrant if Changed From Filing Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Biogold Fuels Corp. (“Biogold Fuels”) and Cab-Tive Advertising, Inc.’s (“Cab-Tive”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Biogold Fuels and Cab-Tive’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Biogold Fuels and Cab-Tive’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Cab-Tive undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events.

On December 19, 2007, Cab-Tive Advertising, Inc. (the “Company”) filed an amendment to its articles of incorporation to change the Company’s name from Cab-Tive Advertising, Inc. to BioGold Fuels Corporation (the “Amendment”). On November 9, 2007, the action to amend the Company’s Articles of Incorporation was approved by written consent of the holders representing approximately 58% of the outstanding voting securities of the Company. On November 9, 2007, The Company also adopted a 2008 Equity Incentive Plan by written consent of approximately 58% of the outstanding voting securities of the Company. The Company notified shareholders of these corporate actions by filing and mailing a SEC Definitive Schedule 14C Information Statement on November 26, 2007.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGOLD FUELS CORPORATION

Date: December 26, 2007	By:	/s/ Steve Racoosin
Steve Racoosin
Chief Executive Officer